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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 4, 2004
                                 ---------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                                      001-13958                             13-3317783
------------------------------------         -----------------------------------        ---------------------------
(State or other jurisdiction                             (Commission                           (IRS Employer
      of Incorporation)                                  File Number)                       Identification No.)


         The Hartford Financial Services Group, Inc.
         Hartford Plaza
         Hartford, Connecticut                                    06115-1900
         --------------------------------------------           --------------
         (Address of principal executive offices)                 (Zip Code)


   Registrant's telephone number, including area code:      (860) 547-5000
                                                       ------------------------





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Item 2.02 Results of Operations and Financial Condition.

         On November 4, 2004, The Hartford Financial Services Group, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2004. A copy of the press release is furnished herewith as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.
99.1 Press Release of The Hartford Financial Services Group, Inc., dated November 4, 2004



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date:  November 4, 2004          By:  /s/  Neal S. Wolin
                                 -----------------------------------------------
                                 Name:     Neal S. Wolin
                                 Title:    Executive Vice President and
                                           General Counsel